SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K


                                CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): March 6, 2001


                               SURGICARE, INC.
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)


            DELAWARE                                    58-1597246
(STATE OR OTHER JURISDICTION OF            (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)


    6699 CHIMNEY ROCK, SUITE 105
          HOUSTON, TEXAS                                    77081
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

ISSUER'S TELEPHONE NUMBER: (713) 665-1406

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



     ==========================================================================


ITEM 5.   OTHER EVENTS.

     SurgiCare, Inc. (the "Corporation") issued a press release on March 6, 2000 announcing that is has enterd into a letter of intent to acquire Surgery Centers of America II.

     HOUSTON - March 6, 2001 - SurgiCare, Inc. (OTCBB: SXCR) a Houston-based Ambulatory Surgical Center (ASC) provider, announced today that it has signed a non-binding letter of intent to acquire Surgery Centers of America II, LLC
(SCOA) in exchange for a combination of cash, and shares of SurgiCare's common stock. The amount of cash, and number of shares to be issued by SurgiCare in exchange for SCOA's membership interests will be agreed upon by the parties following a complete valuation of SCOA.

     The acquisition is subject to customary conditions, including satisfactory completion of due diligence, negotiation and execution of definitive agreements, receipt of required regulatory approvals and the approval of SCOA's members.

     The SurgiCare common stock which may be issued in connection with the acquisition will not be and have not been registered under the Securities Act of 1933 (the "Securities Act") and may not be offered or sold in the United States except pursuant to an effective registration or an applicable exemption from the registration requirements of the Securities Act. This news release shall not constitute an offer to sell or solicitation of an offer to buy shares of SurgiCare's common stock. This news release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

     SurgiCare, Inc. offers licensed, freestanding Ambulatory Surgery Centers for use by physicians and its physician partners and their patients.
Freestanding refers to the fact that the facilities are physically and organizationally independent from a hospital. Ambulatory Surgery means surgical procedures, which do not require overnight hospitalization after the surgery. The ASCs are run under the guidance of a committee of physician partners.

     Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This news release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements that include the words ``believes,'' ``expects,'' ``anticipates'' or similar expression. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of SurgiCare, Inc. (the Company) to differ materially from those expressed or implied by such forward-looking statements. (Such factors include, among others, the risk factors contained in the Company's Annual Reports and other filings with the Securities and Exchange Commission.) In addition, description of anyone's past success, either financial or strategic, is no guarantee of future success. This news release speaks as of the date first set forth above and the Co mpany assumes no responsibility to update the information included herein for events occurring after the date hereof.


  3


                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                        SURGICARE, INC.

                                        By: /s/ Charles S. Cohen
                                            ---------------------
                                            Charles S. Cohen
                                            Cheif Operating Officer

Date:    March 7, 2001